SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  February 8, 2001


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


Tennessee                             001-11421                  61-0502302
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of Incorporation)                                            Identification No.)


                                100 Mission Ridge
                            Goodlettsville, Tennessee                37072
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              (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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         (Former name or former address, if changed since last report)

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ITEM 9.           REGULATION FD DISCLOSURE

On February 8, 2001, Dollar General Corporation (the "Company") issued a news release (a copy of which is incorporated herein by reference and attached hereto as Exhibits 99) with respect to January sales results and February expectations. The original news release is hereby supplemented to include same-store sales results for the five-week comparative period ended February 2, 2001 (an increase of 5.4 percent). The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 DOLLAR GENERAL CORPORATION
                                                 (Registrant)



Febraury 8, 2001                                 By: /s/ Brian M. Burr
                                                     ----------------------
                                                     Brian M. Burr
                                                     Executive Vice President
                                                     and Chief Financial Officer

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Exhibit Index
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Exhibit No.       Item

   99             News Release Issued by Dollar General Corporation dated
                  February  8, 2001